AdvisorShares Global Echo ETF

NYSE Arca Ticker: GIVE

ADVISORSHARES TRUST

2 Bethesda Metro Center

Suite 1330

Bethesda, Maryland  20814

www.advisorshares.com

877.THE.ETF1

THE FUND WILL NOT COMMENCE OPERATIONS, AND SHARES OF THE FUND WILL NOT BE OFFERED OR SOLD,
UNTIL THE SHARES ARE LISTED ON THE NYSE.

Prospectus dated September 28, 2011, as revised May 4, 2012

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission nor has the U.S.
Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS
INVESTMENT OBJECTIVE	1
FUND FEES AND EXPENSES	1
PORTFOLIO TURNOVER	1
PRINCIPAL INVESTMENT STRATEGIES	2
PRINCIPAL RISKS OF INVESTING IN THE FUND	3
FUND PERFORMANCE	5
MANAGEMENT	5
PURCHASE AND SALE OF FUND SHARES	6
TAX INFORMATION	6
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES	6
MORE INFORMATION ABOUT THE TRUST AND THE FUND	7
MORE INFORMATION ABOUT THE MANAGERS OF MANAGERS APPROACH	7
MORE INFORMATION ABOUT THE INVESTMENT OBJECTIVE	8
MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES	8
MORE INFORMATION ABOUT PRINCIPAL RISKS OF INVESTING IN THE FUND	9
MANAGEMENT OF THE FUND	12
SHAREHOLDER INFORMATION	16
DISTRIBUTION PLAN	18
ADDITIONAL TAX INFORMATION	18
FINANCIAL HIGHLIGHTS	20
ADDITIONAL INFORMATION	22

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ADVISORSHARES GLOBAL ECHO ETF (NYSE Arca Ticker: GIVE)

INVESTMENT OBJECTIVE

The AdvisorShares Global Echo ETF (the “Fund”) seeks to achieve long-term capital appreciation with an emphasis on absolute (positive) returns and low sensitivity to traditional financial market indices, such as the S&P 500 Index, over a full market cycle.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Most investors will incur customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the table below.

SHAREHOLDER FEES (fees paid directly from your investment)	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
MANAGEMENT FEES	1.10%
DISTRIBUTION (12b-1) FEES	0.00%
TOTAL OTHER EXPENSES	0.40%
Contribution to Global Echo Foundation	0.40%
Other Expenses(a)	0.00%
ACQUIRED FUND FEES AND EXPENSES(b)	0.20%
TOTAL ANNUAL FUND OPERATING EXPENSES(c)	1.70%

(a)	Because the Fund is new, “Other Expenses” are based on estimated amounts for the current fiscal year.

(b)	As a shareholder in certain ETFs (the “Acquired Funds”), the Fund will indirectly bear its proportionate share of the fees and expenses of the Acquired Funds. “Acquired Fund Fees and Expenses” are based upon estimated amounts for the current fiscal year.

(c)	The Total Annual Fund Operating Expenses in this fee table may not correlate to the expense ratios in the Fund’s financial highlights (and the Fund’s financial statements) because the financial highlights include only the Fund’s direct operating expenses and do not include Acquired Fund Fees and Expenses.

EXAMPLE

This Example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other funds. This Example does not take into account creation or redemption transaction fees, or the brokerage commissions that you pay when purchasing or selling shares of the Fund. If commissions were included, your costs would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 YEAR	3 YEARS
AdvisorShares Global Echo ETF	$173	$536

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. This rate excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s shares.

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PRINCIPAL INVESTMENT STRATEGIES

The Fund is a multi-manager, multi-strategy, broadly diversified, actively managed exchange-traded fund (“ETF”) with a focus on Sustainable Investing. Sustainable Investing generally refers to an investment methodology that takes into consideration economic, environmental, technology, and a variety of social factors when making investment decisions. Accordingly, the Fund is designed as a core allocation that proactively seeks Sustainable Investment-themed investment opportunities that may socially and environmentally benefit the earth, with a focus on water, clean energy, community development, innovation and other sustainable themes across asset classes. Sustainable Investment themes that the Fund may pursue include, but are not limited to, the following: economic themes (e.g., corporate governance, risk and crisis management, community investment, energy efficiency, food, green building); environmental themes (e.g., air, water, earth); technology themes (e.g., mobility, renewable energy, technology, access); and social themes (e.g., human health, occupational health and safety).

The Fund’s namesake is the Global Echo Foundation, a charitable foundation co-founded by Philippe Cousteau, Jr. The Global Echo Foundation’s mission is to promote sustainable development across a number of different themes, including social, environmental, and entrepreneurship. The Fund was designed to pursue sustainable investment opportunities among the same themes thereby promoting the Global Echo Foundation’s mission of increased sustainable development. To further support the Global Echo Foundation, the Fund will make regular monetary contributions to the Foundation. The Global Echo Foundation will not participate in or have any influence on the day-to-day operations of the Fund or the Advisor’s and Sub-Advisors’ management of the Fund.

The Fund seeks to achieve its investment objective by allocating a portion of the Fund’s assets to each of the Fund’s Sub-Advisors who will employ their respective investment strategies to generate absolute returns over a full market cycle. Generally, a full market cycle consists of a bull market followed by a bear market and a return to a bull market, or vice versa. Initially, an equal proportion of the Fund’s assets will be allocated to each Sub-Advisor to obtain the desired exposure to the strategies described below. The allocation among Sub-Advisors will vary over time in response to a variety of factors including prevailing market conditions. The Advisor has designated First Affirmative Financial Network, LLC (“First Affirmative”) to allocate and monitor the allocation of the Fund’s assets to each Sub-Advisor to ensure that the Fund’s portfolio maintains the proper investment exposure to seek to achieve its investment objective. Each Sub-Advisor will seek to identify and invest either directly or indirectly through other ETFs, in securities of companies that are making a positive impact in the world and reflect Sustainable Investment themes, including corporate sustainability. The Fund’s investments in companies that practice corporate sustainability provide an additional layer of diversification because such investments are designed to increase long-term shareholder value. Companies focused on corporate sustainability also can provide more attractive risk return profiles for investors, and can leverage various other Sustainable Investment themes.

The Fund invests primarily in U.S. and foreign equity securities, including common and preferred stock, American Depository Receipts (“ADRs”), fixed income securities, including municipal bonds, and affiliated and unaffiliated ETFs. The Fund may take both long and short positions in any of these investments. A long position is the purchase of an investment with the expectation that it will rise in value. A short position is the sale of a borrowed investment with the expectation that it will decline in value. The Fund may invest up to 65% (and intends to always invest at least 15%) of its net assets in domestic and foreign fixed income securities. The Fund may invest in securities of any capitalization range and may employ one or more investment styles (from growth to value) at any time as necessary to seek to achieve the Fund’s investment objective.

Each Sub-Advisor will determine whether to buy or sell an investment for the Fund’s portfolio by applying one or more of the following strategies:

Core Strategies

○	Fixed Income Strategies. Fixed income strategies consist of investment strategies that invest primarily in debt securities of domestic and foreign governments, agencies, and instrumentalities, municipalities, and companies of all maturities and qualities (including “junk bonds” and up to 15% of the Fund’s total assets in defaulted debt securities), TIPS (Treasury Inflation Protected Securities), and ETFs that provide exposure to fixed income securities or strategies. Debt securities of foreign governments are sometimes referred to as sovereign debt obligations and may be issued or guaranteed by foreign governments or their agencies. The Fund may invest in mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, and other mortgage related securities (“Mortgage Related Securities”). Fixed income strategies also may involve hedging through the use of investments in other ETFs to enhance risk-adjusted return.

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○	Equity Strategies. Equity strategies consist of both domestic and international/emerging markets strategies. The domestic equity strategies seek to invest in securities of companies that the Sub-Advisor believes will outperform other equities securities over the long term. The international/emerging markets equity strategies seek to invest in securities of undervalued international companies through ADRs that provide the Fund with exposure to businesses outside of the U.S. and that are attractively priced relative to their economic fundamentals. Both U.S. and international investments are selected using fundamental analysis of factors such as earnings, cash flows, and valuations based upon them, and are diversified among the economic and industry sectors in the S&P 500® Index, the Morgan Stanley Capital International (MSCI) All Country World Index, MSCI Europe, Australasia and Far East Index, and MSCI Emerging Markets Index.

Alternative Strategies

○	Long/Short and Hedging Strategies. Alternative strategies consist of strategies that combine short sales of equities (including shares of ETFs) or purchase of shares of inverse ETFs. As such, long/short strategies may utilize securities that seek to track indexes on markets, sectors, strategies and/or industries to hedge against potential adverse movements in security prices. The Fund may implement multiple variations of long/short and hedging strategies. The basic long/short equity strategies generally seek to increase net long exposure in a bull market and decrease net long exposure, by holding high concentrations in cash or investing 100% short, in a bear market.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The Fund is subject to a number of risks that may affect the value of its shares, including:

American Depositary Receipt (ADR) Risk. ADRs have the same currency and economic risks as the underlying non-U.S. shares they represent. They are affected by the risks associated with non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies. In addition, investments in ADRs may be less liquid than the underlying securities in their primary trading market.

Credit Risk. The Fund is subject to the risk that an issuer of a fixed income security, such as a municipal bond, may be unable or unwilling to make interest and principal payments when due. The Fund is also subject to the related risk that the value of a fixed income security may decline because of concerns about the issuer’s creditworthiness. Credit risk is heightened to the extent the Fund invests in high yield securities or junk bonds.

Currency Risk. The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Early Closing Risk. An unanticipated early closing of the NYSE Arca, Inc. (the “Exchange”) may result in a shareholder’s inability to buy or sell shares of the Fund on that day.

Emerging Markets Risk. Certain of the Fund’s investments will expose the Fund’s portfolio to the risks of investing in emerging markets. Emerging markets, which consist of countries or markets with low to middle income economies as classified by the World Bank and other countries or markets with similar characteristics as determined by the Advisor, can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile.

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

ETF Risk. Through its investments in ETFs, the Fund will be subject to the risks associated with the ETFs’ investments, including the possibility that the value of the securities held by an ETF could decrease.

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Fixed Income Risk. Fixed income securities are subject to the risk that securities could lose value because of interest rate changes. Fixed income securities with longer maturities are subject to greater price shifts as a result of interest rate changes than fixed income securities with shorter maturities. Fixed income securities also are subject to prepayment, interest rate, and credit risks.

Foreign Investment Risk. The Fund’s investments in securities of foreign issuers, including ADRs, may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. In addition, the securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies.

High-Yield Securities Risk. The risk that high-yield debt securities or “junk bonds” are subject to a greater risk of loss of income and principal than higher-grade debt securities. Issuers of junk bonds are often highly leveraged and are more vulnerable to changes in the economy.

Investment Risk. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund may experience losses with respect to its investment. Further, there is no guarantee that the Fund will be able to achieve its objective.

Liquidity Risk.  Trading in shares of the Fund may be halted because of market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable.

Management Risk.  The Sub-Advisors continuously evaluate the Fund’s holdings, purchases and sales with a view to achieving the Fund’s investment objective. However, the achievement of the stated investment objective cannot be guaranteed. The Sub-Advisors’ judgment about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment.

Market Risk. Due to market conditions, the Fund’s investments may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

Mortgage-Backed Securities Risk. Mortgage-backed securities may be affected by, among other things, changes or perceived changes in interest rates and the quality of the underlying assets. The underlying assets may default or decline in quality or value.

Short Sales Risk. Short sales are transactions in which the Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. Because a short position loses value as the security’s price increases, the loss on a short sale is theoretically unlimited. Short sales involve leverage because the Fund borrows securities and then sells them, effectively leveraging its assets. The use of leverage may magnify gains or losses for the Fund.

Strategy Risk. The risk that investment strategies employed by the Advisor and Sub-Advisors in selecting investments and asset allocations for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments. There is no guarantee that the Fund’s investment strategies will succeed in limiting the Fund’s exposure to stock market movements, capitalization and sector swings, or other risk factors.

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Sustainable Investments Risk. The Fund’s investments in sustainable investment theme issuers may subject the Fund to the risk that the securities of such issuers will underperform other economic sectors or the market as a whole.

Tax Risk. Income from municipal bonds held by the Fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer. In addition, a portion of the fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax.

Trading Risk. Shares of the Fund may trade below their net asset value (“NAV”). The NAV of shares will fluctuate with changes in the market value of the Fund’s holdings. In addition, although the Fund’s shares are currently listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained.

As with any fund, there is no guarantee that the Fund will achieve its investment objective.

FUND PERFORMANCE

A comparison of the Fund’s performance with that of a broad measure of market performance may give some indication of the risks of an investment in the Fund; however, the Fund is new and, therefore, does not have a performance history for a full calendar year. Of course, once the Fund has performance, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information will be available on the Fund’s website at www.advisorshares.com following the Fund’s commencement of operations.

MANAGEMENT

ADVISOR AND SUB-ADVISORS

Name	Title	Investment Strategy
AdvisorShares Investments, LLC	Advisor	Asset Allocation

First Affirmative Financial Network, LLC	Sub-Advisor	• Alternative Long/Short and Hedging Strategies • Asset Allocation

Reynders, McVeigh Capital Management, LLC	Sub-Advisor	Core Equity Strategies

Baldwin Brothers Inc.	Sub-Advisor	Core Equity Strategies

Community Capital Management Inc.	Sub-Advisor	Core Fixed Income Strategies

PORTFOLIO MANAGERS

Name and Title	Length of Service with Sub-Advisor
First Affirmative Financial Network, LLC • R. Kevin O’Keefe, CIMA, AIF®, Chief Investment Officer	20 years

Reynders, McVeigh Capital Management, LLC • Charlton Reynders, Chairman & Chief Executive Officer • Patrick McVeigh, President and Chief Investment Officer	6 years 6 years

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Baldwin Brothers Inc. • Christopher de Roetth, Partner, Account Management	6 months

Community Capital Management Inc.

•         Barbara VanScoy, Founder and Senior Portfolio Manager

•         Michelle Rogers, Executive Vice President and Senior Portfolio Manager

•         Julie Egan, Senior Vice President and Portfolio Manager

12 years 8 years 2 years

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems shares on a continuous basis at the NAV only in a large specified number of shares called a “Creation Unit.” The shares of the Fund that trade on the Exchange are “created” at their NAV by market makers, large investors and institutions only in block-size Creation Units of at least 50,000 shares. A “creator” enters into an authorized participant agreement (“Participant Agreement”) with the Distributor or uses a Depository Trust Company (“DTC”) participant who has executed a Participant Agreement (an “Authorized Participant”), and deposits into the Fund a portfolio of securities closely approximating the holdings of the Fund and a specified amount of cash, together totaling the NAV of the Creation Unit(s), in exchange for 50,000 shares of the Fund (or multiples thereof).

Individual Fund shares may only be purchased and sold in secondary market transactions through brokers. The shares of the Fund are listed on the Exchange, and because shares trade at market prices rather than at net asset value, shares may trade at a value greater than or less than their net asset value.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains (or a combination of both), unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account (“IRA”).

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

Investors purchasing shares in the secondary market through a brokerage account or with the assistance of a broker may be subject to brokerage commissions and charges. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Advisor or a Sub-Advisor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing broker-dealers or other intermediaries and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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MORE INFORMATION ABOUT THE TRUST AND THE FUND

AdvisorShares Trust (the “Trust”) is a Delaware statutory trust offering a number of professionally managed investment portfolios or funds. This Prospectus describes the AdvisorShares Global Echo ETF (the “Fund”).

The Global Echo Foundation is a 501(c)(3) charitable foundation. In addition to promoting sustainable development, the Global Echo Foundation focuses on providing funding and other resources to support causes addressing many of the challenges facing the world community, from social issues impacting women and children to environmental conservation, as well as supporting social entrepreneurship. In exchange for the use of its name and other joint educational ventures, the Advisor will pay the Global Echo Foundation a fee out of the Advisor’s revenue, a portion of which is derived from the advisory fee paid by the Fund. In addition and as disclosed in the Fund Fees and Expenses table, the Fund intends to make regular monetary contributions to the Global Echo Foundation. Also, to the extent the Fund is successful, the Advisor intends to make periodic contributions from its legitimate profits to a variety of charitable organizations, including the Global Echo Foundation, that the Advisor selects in its discretion.

Section 12(d)(1) of the Investment Company Act of 1940, as amended (the “1940 Act”) restricts investments by investment companies in the securities of other investment companies, including shares of the Fund.

Creation Units of the Fund are issued and redeemed principally in-kind for portfolio securities and specific cash payment. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES OF THE FUND ARE NOT REDEEMABLE SECURITIES.

MORE INFORMATION ABOUT THE MANAGERS OF MANAGERS APPROACH

The Advisor is responsible for developing and monitoring the asset allocation and portfolio management for the Fund. The Advisor believes that an investment’s reward and risk characteristics can be enhanced by employing multiple sub-advisory firms to manage the assets of the Fund. Through a blending of sub-advisory firms, and managers, with complementary styles and approaches, the Advisor intends to manage the Fund in a “manager of managers” approach by selecting and overseeing multiple sub-advisors who each manage a segment of the Fund’s assets using a distinct investment style. The Sub-Advisors selected by the Advisor adhere to strict investment disciplines with the objective of achieving reduced risk through increased diversification, as well as greater consistency of results.

The Advisor has designated First Affirmative to allocate and monitor the allocation of the Fund’s assets to each Sub-Advisor to ensure that the Fund’s portfolio maintains the proper investment exposure to seek to achieve its investment objective. Initially, an equal proportion of the Fund’s assets will be allocated to each Sub-Advisor, including First Affirmative, to obtain the desired exposure to the various investment strategies. Thereafter, the allocation among Sub-Advisors will vary in response to a variety of factors including prevailing market conditions. First Affirmative may be viewed as having an incentive to allocate Fund assets to itself thereby giving rise to a potential conflict of interest. However, the Advisor carefully monitors the asset allocation and portfolio management of the Fund to ensure that such conflicts of interest do adversely affect the management of the Fund. In addition, First Affirmative is compensated, in part, based on the total assets of the Fund and, thus, has an incentive to ensure that the Fund as a whole performs well.

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The Trust has applied for exemptive relief from the U.S. Securities and Exchange Commission (“SEC”), which, if obtained, will permit the Advisor, subject to certain conditions, to terminate existing Sub-Advisors or hire new Sub-Advisors for the Fund, to materially amend the terms of particular agreements with Sub-Advisors or to continue the employment of existing Sub-Advisors after events that would otherwise cause an automatic termination of a sub-advisory agreement. Consequently, under the exemptive order, the Advisor will have the right to hire, terminate and replace Sub-Advisors when the Trust’s Board of Trustees (the “Board”) and the Advisor feel that a change would benefit the Fund. Within 90 days of retaining a new Sub-Advisor, shareholders of the Fund will receive notification of the change. The manager of managers structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements. The structure does not permit investment advisory fees paid by the Fund to be increased or change the Advisor’s obligations under the Advisory Agreement, including the Advisor’s responsibility to monitor and oversee sub-advisory services furnished to the Fund, without shareholder approval. Furthermore, any sub-advisory agreements with affiliates of the Fund or the Advisor will require shareholder approval. Until the Advisor and the Trust obtain this relief, the Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

MORE INFORMATION ABOUT THE INVESTMENT OBJECTIVE

The investment objective of the Fund is non-fundamental and may be changed by the Board without a shareholder vote.

MORE INFORMATION ABOUT THE PRINCIPAL INVESTMENT STRATEGIES

The Fund is an actively managed ETF and, thus, does not seek to replicate the performance of a specific index. Instead, it uses an active investment strategy to meet its investment objective. Accordingly, each Sub-Advisor, subject to the oversight of the Advisor and the Board, has discretion on a daily basis to manage its allocated portion of the Fund’s portfolio in accordance with the Fund’s investment objective and investment policies.

As discussed in the Fund’s Summary Section, under normal circumstances, the Fund will invest at least 80% of its total assets in U.S. exchange-listed equity securities, ADRs, fixed income securities and exchange-traded products that provide diversified exposure to various asset classes and market segments.

The Fund is designed for investors who seek a long-term investment with exposure to Sustainable Investment themes that has low sensitivity to traditional markets and who desire added diversification across multiple asset classes and strategies as a part of an overall disciplined investment program.

The Fund will pursue absolute returns over a full market cycle by allocating assets among a carefully chosen group of Sub-Advisors who employ a wide range of specialized investment strategies. First Affirmative allocates and reallocates assets of the Fund among its respective Sub-Advisors to attempt to maximize risk-adjusted returns while reducing the Fund’s volatility and lower sensitivity to traditional markets. First Affirmative has primary responsibility for allocating Fund assets in a manner that attempts to diversify the Fund’s portfolio across multiple strategies and investment styles that the Advisor believes are complementary and, when combined, will produce enhanced risk adjusted returns. To this end, the Advisor will be responsible for selecting the Fund’s Sub-Advisors, and First Affirmative will be responsible for determining the portion of the Fund’s assets to be allocated to each Sub-Advisor.

The Advisor has entered into sub-advisory agreements with each Sub-Advisor, which are each chosen for its particular investment style(s) and expertise in gaining exposure to Sustainable Investment themes. The Sub-Advisors may employ aggressive investment strategies and techniques and focus investments in certain securities sectors and geographical regions. The Sub-Advisors employ techniques, strategies and analyses based on relationships and correlations between and assumptions about securities, instruments, commodities, markets or other factors, or the occurrence of certain events. By combining the expertise of several Sub-Advisors, the Fund attempts to reduce volatility and provide enhanced risk-adjusted returns. However, there can be no assurance that losses will be avoided.

The Advisor or First Affirmative may invest the Fund’s assets in securities and other instruments directly. The Advisor or First Affirmative may exercise this discretion to invest the Fund’s assets pending allocation to a Sub-Advisor, to hedge the Fund’s investments against exposures created by the Sub-Advisors, or to modify the Fund’s exposure to a particular investment or market related risk. The Advisor or First Affirmative may exercise its discretion over unallocated assets to invest Fund assets directly and may reallocate to itself assets previously allocated to a Sub-Advisor. From time to time, certain of the Sub-Advisors or their strategies may not be available to the Fund due to such reasons as investment minimums, capacity limitations, and regulatory limitations or other imposed constraints. Accordingly, the Fund may, for temporary purposes, utilize high-quality, short-term debt securities or other cash instruments as a substitute for certain Sub-Advisors’ strategies until Fund assets reach appropriate scale for optimal allocation.

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The strategies utilized by the Fund include traditional strategies, absolute return strategies as well as strategies aimed at enhanced risk-adjusted returns. The strategies and investment techniques employed by the Sub-Advisors aim to produce absolute returns over a full market cycle while managing risk exposure with a primary focus on Sustainable Investment themes.

Transparency. The Fund’s portfolio holdings will be disclosed on the Trust’s website daily after the close of trading on the Exchange and prior to the opening of trading on the Exchange the following day.

MORE INFORMATION ABOUT THE PRINCIPAL RISKS OF INVESTING IN THE FUND

This section provides additional information about the Fund’s principal risks.

American Depositary Receipt Risk. American Depositary Receipts are securities traded on a local stock exchange that represent interests in securities issued by a foreign publicly listed company. Depositary receipts have the same currency and economic risks as the underlying shares they represent. They are affected by the risks associated with the underlying non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies. The value of depositary receipts will rise and fall in response to the activities of the company that issued the securities represented by the depositary receipts, general market conditions and/or economic conditions. Also, if there is a rise in demand for the underlying security and it becomes less available to the market, the price of the depositary receipt may rise, causing the Fund to pay a premium in order to obtain the desired depositary receipt. Conversely, changes in foreign market conditions or access to the underlying securities could result in a decline in the value of the depositary receipt.

Credit Risk. Credit risk is the risk that the Fund could lose money if an issuer or guarantor of a debt instrument in which the Fund invests or has exposure to may be unable or unwilling to make interest and principal payments when due or otherwise meet its obligations. The Fund is also subject to the risk that its investment in a debt instrument could decline because of concerns about the issuer’s credit quality or perceived financial condition. Fixed income securities are subject to varying degrees of credit risk, which are sometimes reflected in credit ratings.

Currency Risk. The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. While the Fund may engage in currency hedging transactions, it generally does not intend to do so.

Early Closing Risk. The normal close of trading of securities listed on the Exchange is 4:00 p.m., Eastern Time. An unanticipated early closing of the Exchange may result in a shareholder’s inability to buy or sell shares of a Fund on that day. If the Exchange closes early on a day when a shareholder needs to execute trades late in a trading day, the shareholder might incur trading losses.

Emerging Markets Risk. Emerging markets, which consist of countries that have an emerging stock market as defined by Standard & Poor’s®, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Advisor or Sub-Advisors, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Emerging markets are often dependent upon commodity prices and international trade, and can be subject to greater social, economic, regulatory, and political uncertainties potentially resulting in extreme market volatility. As a result, the securities of emerging market issuers may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in securities of developed foreign countries. For example, investments in emerging markets are subject to a greater risk of loss due to expropriation, nationalization, confiscation or assets and other property. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries. The Fund also may be subject to this risk with respect to its investments in other securities or financial instruments whose returns are related to the returns of emerging market securities.

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Equity Risk. Investment in the Fund involves the risks inherent in an investment in any equity security, including the risk that the general level of stock prices may decline thereby adversely affect the value of the Fund’s portfolio. The value of portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of such securities (particularly those that are heavily weighted in the S&P 500 Index), the value of common stocks generally and other factors. The general condition of the stock market also may deteriorate. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

ETF Risk. The Fund may purchase shares of ETFs to gain exposure to a particular Sustainable Investment theme, segment of the market, or when such an investment provides a more cost efficient means to obtain the desired investment exposure. The Fund is subject to the same risks as the underlying ETFs, except the Fund may have the benefit of additional diversification. While the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities of the ETF, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio securities. ETFs also may trade below their NAV or at a “discount,” which may adversely affect the Fund’s performance. In addition, certain of the underlying ETFs may hold common portfolio positions, thereby reducing the diversification benefits of an asset allocation style. Also, when the Fund invests in an affiliated or unaffiliated ETF, in addition to directly bearing the expenses associated with the Fund’s own operations, the Fund will bear a pro rata portion of the ETF’s expenses. Because of these additional expenses, the performance of an ETF may differ from the performance the Fund would achieve if it invested directly in the underlying investments of the ETF.

Fixed Income Risk. The Fund may directly or indirectly invest in fixed income securities. Fixed income securities are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the Fund or underlying ETF to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price. In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund or underlying ETF that holds these securities may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of the Fund or underlying ETF because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.

Foreign Investment Risk. The Fund directly or indirectly may have significant exposure to securities or obligations of foreign companies through its investments in financial instruments, such as ADRs, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in financial instruments that are indirectly linked to the performance of foreign issuers may involve risks not typically associated with investing in U.S. issuers. The value of financial instruments denominated in foreign currencies, and of distributions from such financial instruments, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of financial instruments traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

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High Yield Securities Risk. The Fund directly or indirectly through an underlying ETF may invest in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”). High yield securities generally pay higher yields (greater income) than investment in higher quality securities; however, high yield securities and junk bonds may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities, and are considered predominantly speculative with respect to an issuer’s continuing ability to make principal and interest payments. The value of these securities often fluctuates in response to company, political or economic developments and declines significantly over short periods of time or during periods of general economic difficulty. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the ability of certain of the underlying funds to sell these securities (liquidity risk). These securities can also be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price. If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment.

Liquidity Risk. Trading in shares of the Fund may be halted because of market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the shares of the Fund will continue to be met or will remain unchanged.

Market Risk. Investments in securities in general are subject to market risks that may cause their prices to fluctuate over time. The Fund’s and an underlying ETFs’ investments may decline in value due to factors affecting securities or commodities markets generally, such as real or perceived adverse economic conditions or changes in interest or currency rates, or particular countries, segments, economic sectors, industries or companies within those markets. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of securities and financial instruments in which the Fund, or underlying ETF invests, will cause the NAV of the Fund or underlying ETF to fluctuate. Historically, the markets have moved in cycles, and the value of the Fund’s and an underlying ETF's securities may fluctuate drastically from day to day. Because of its link to the markets, an investment in the Fund may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations, which at times may be significant.

Mortgage-Backed Securities. The value of mortgage-backed securities (“MBS”) may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the mortgages underlying the securities. The mortgages underlying the securities may default or decline in quality or value. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole. Rising or high interest rates may result in slower than expected principal payments which may tend to extend the duration of MBS, making them more volatile and more sensitive to changes in interest rates. This is known as extension risk. Certain MBS may be issued or guaranteed by the U.S. government or a government sponsored entity, such as Fannie Mae (the Federal National Mortgage Association) or Freddie Mac (the Federal Home Loan Mortgage Corporation). Although these instruments may be guaranteed by the U.S. government or a government sponsored entity, many such MBS are not backed by the full faith and credit of the United States and are still exposed to the risk of non-payment.

Short Sales Risk. Short sales involve the sale of a security the Fund has borrowed, with the expectation that the security will underperform the market. Short sales create a risk that the Fund will be required to close the short position by buying the security at a time when the security has appreciated in value, thus resulting in a loss to the Fund. A short position in a security poses more risk than holding the same security long. Because a short position loses value as the security’s price increases, the loss on a short sale is theoretically unlimited. The loss on a long position is limited to what the Fund originally paid for the security together with any transaction costs. The Fund may not always be able to borrow a security the Fund seeks to sell short at a particular time or at an acceptable price. As a result, the Fund may be unable to fully implement its investment strategy due to a lack of available stocks or for other reasons. It is possible that the market value of the securities the fund holds in long positions will decline at the same time that the market value of the securities the fund has sold short increases, thereby increasing the fund’s potential volatility. The Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales. Regulatory bans on certain short selling activities may prevent the Fund from fully implementing its strategy. Assets segregated to cover these transactions may decline in value and are not available to meet redemptions.

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Sustainable Investments Risk. The Fund’s investments in sustainable investment theme issuers may subject the Fund to the risk that the securities of such issuers will underperform other economic sectors or the market as a whole due to legislative or regulatory changes, adverse geopolitical conditions, or other events that have an adverse effect on sustainable investment themes.

Trading Risk. Shares of the Fund may trade below their NAV. The NAV of shares will fluctuate with changes in the market value of the Fund’s holdings. The trading prices of shares will fluctuate in accordance with changes in NAV as well as market supply and demand. However, given that shares can be created and redeemed only in Creation Units at NAV (unlike shares of many closed-end mutual funds, which frequently trade at appreciable discounts from, and sometimes premiums to, their NAVs), the Advisor does not believe that large discounts or premiums to NAV will exist for extended periods of time.

As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

OTHER INVESTMENT PRACTICES AND STRATEGIES

Temporary Defensive Positions. To respond to adverse market, economic, political or other conditions, the Fund may invest 100% of its total assets, without limitation, in high-quality debt securities and money market instruments either directly or through underlying ETFs. The Fund may be invested in this manner for extended periods depending on the Sub-Advisors’ assessment of market conditions. These debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. government securities, repurchase agreements and bonds that are BBB or higher. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. Furthermore, to the extent that the Fund invests in money market funds for its cash position, there will be some duplication of expenses because the Fund will bear its pro-rata portion of such money market fund’s advisory fees and operational expenses.

PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI and on the Trust’s website.

MANAGEMENT OF THE FUND

INVESTMENT ADVISOR

AdvisorShares Investments, LLC, located at 2 Bethesda Metro Center, Suite 1330, Bethesda, Maryland 20814, serves as investment advisor of the Fund. The Advisor continuously reviews, supervises, and administers the Fund’s investment program, including the selection of Sub-Advisors, subject to the Board’s approval, and the designation of the Sub-Advisor responsible for allocating and monitoring the continued allocation of the Fund’s assets among the Sub-Advisors. The Advisor also is responsible for providing investment and operational oversight of the Allocation Manager and Sub-Advisors. The Board supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. Pursuant to an investment advisory agreement between the Trust and the Advisor, the Advisor shall receive 1.10% of the NAV of the Fund and such fees do not include breakpoints. As of April 25, 2012, the Advisor had approximately $495 million in assets under management.

The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board who are affiliated with the Advisor. The Advisor may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

As part of its agreement with the Trust, the Advisor has contractually agreed to pay all operating expenses of the Fund, including transfer agency, custody, fund administration, legal, audit and other services, except management fees, interest expense, taxes (expected to be de minimis), brokerage commissions and other expenses connected with execution of portfolio transactions, acquired fund fees and expenses, short dividend expenses, expenses of the Independent Trustees (including any Trustees’ counsel fees), and extraordinary expenses.

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A discussion regarding the basis for the Board’s approval of the investment advisory agreement will be available in the Fund’s first Annual or Semi-Annual Report to Shareholders following the Fund’s commencement of operations.

INVESTMENT SUB-ADVISORS

Not all of the Sub-Advisors listed for the Fund may be actively managing assets for the Fund at all times. To the extent that a Sub-Advisor is not actively managing assets for the Fund, the Fund may not be employing the investment style utilized by that Sub-Advisor to achieve its investment objective. Subject to the oversight of the Board, the Advisor may temporarily allocate Fund assets away from a Sub-Advisor. Situations in which the Advisor may make such a determination include the level of assets in the Fund, changes in a Sub-Advisor’s personnel or a Sub-Advisor’s adherence to an investment strategy.

First Affirmative Financial Network, LLC, located at 5475 Mark Dabling Boulevard, Suite 108, Colorado Springs, Colorado 80918, serves as investment Sub-Advisor to the Fund and manages a portion of the Fund’s assets using the Fund’s alternative long/short and hedging strategy. The Sub-Advisor is responsible for selecting the Fund’s investments according to the Fund’s investment objective, polices and restrictions and allocating the Fund’s assets among the Sub-Advisors. First Affirmative Financial Network, LLC was established in 1988.

Reynders, McVeigh Capital Management, LLC, located at 121 High Street, 5th Floor Boston, MA 02110, serves as investment Sub-Advisor to the Fund and manages a portion of the Fund’s assets using the Fund’s Core Equity Strategy. The Sub-Advisor is responsible for selecting the Fund’s investments according to the Fund’s investment objective, polices and restrictions. Reynders, McVeigh Capital Management, LLC was established in 2005.

Baldwin Brothers Inc located at 204 Spring Street, Marion, MA 02738, serves as investment Sub-Advisor to the Fund and manages a portion of the Fund’s assets using the Fund’s Core Equity Strategy. The Sub-Advisor is responsible for selecting the Fund’s investments according to the Fund’s investment objective, polices and restrictions. Baldwin Brothers Inc was established in 1974.

Community Capital Management, Inc., located at 2500 Weston Road, Suite 101 Weston, FL 33331, serves as investment Sub-Advisor to the Fund and manages a portion of the Fund’s assets using the Fund’s Core Fixed Income Strategy. The Sub-Advisor is responsible for selecting the Fund’s investments according to the Fund’s investment objective, polices and restrictions. Community Capital Management, Inc. was established in 1998.

Pursuant to an investment sub-advisory agreement between each Sub-Advisor and the Advisor, the Advisor pays each Sub-Advisor, on a monthly basis out of its management fee, an annual advisory fee of 0.25% based on the average daily net assets of the Fund allocated to that Sub-Advisor.

A discussion regarding the basis for the Board’s approval of each investment sub-advisory agreement will be available in the Fund’s first Annual or Semi-Annual Report to Shareholders following the Fund’s commencement of operations.

PORTFOLIO MANAGERS

The portfolio managers listed below are primarily responsible for the day-to-day management of the Fund.

First Affirmative Financial Network, LLC

R. Kevin O’Keefe, CIMA, AIF®, Chief Investment Officer. Mr. O’Keefe is responsible for due diligence of all mutual funds and separate account managers offered by First Affirmative. He holds a Series 65 license, and is a member of the Investment Management Consultants Association. He earned his Certified Investment Management Analyst designation in 2001. Mr. O’Keefe has been an investment advisor representative with First Affirmative since 1991. Mr. O’Keefe has been in the investment securities industry since 1980. He earned the CFP designation in 1982, and became Series 7 licensed in 1983.

Reynders, McVeigh Capital Management, LLC

Charlton Reynders, III, Chairman and Chief Executive Officer. Mr. Reynders has more than 15 years of experience in investment management and social venture investing. Prior to launching Reynders, McVeigh in 2005, Mr. Reynders served as a senior officer and director of new business at Lowell, Blake & Associates. He oversaw growth in assets under management at that firm from just over $200 million to nearly $700 million, and worked as a senior equity strategist to lead key institutional relationships, advising on more than $1 billion in outside assets. Mr. Reynders has been featured and published in numerous publications including the Wall Street Journal, Business Week and Forbes.

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Patrick McVeigh, President and Chief Investment Officer. Mr. McVeigh has 26 years of experience in the investment management industry, and was one of three original employees at Trillium Asset Management. After eighteen years at Trillium, Mr. McVeigh assumed the position of director of research at Lowell, Blake & Associates. Since 1995, Mr. McVeigh has been project manager for a series of groundbreaking studies conducted by the Social Investment Forum, tracking the growth of socially responsible investing and its implications in the investment markets.

Portfolio Manager’s Prior Record. In addition to managing a portion of the Fund’s portfolio, Messrs. Reynders and McVeigh act as portfolio managers to the Core Equity Composite (the “Composite”), which contains fully discretionary managed accounts. The Composite and the portion of the Fund’s portfolio managed by Messrs. Reynders and McVeigh have substantially similar objectives, policies and strategies. The Composite has an inception date of January 1, 2006. Since inception, Messrs. Reynders and McVeigh have had primary responsibility for the investments of the Composite, and final authority over all aspects of the Composite’s investment, including but not limited to purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash flows in accordance with the Composite’s investment policies and strategies. Messrs. Reynders and McVeigh will have the same degree of discretion in advising its portion of the Fund’s portfolio.

The performance tables below reflect the performance of the Composite for the entire period (subject to public availability of such information) during which Messrs. Reynders and McVeigh have had primary responsibility for the accounts comprising the Composite. Composite performance is presented gross of foreign withholding taxes on dividends, interest income, and capital gains. Withholding taxes may vary according to the investor’s domicile.

As of March 31, 2012, the average annual total returns for the Composite were as follows:

Trailing Period Performance	YTD	1 Year	2 Years	3 Years	4 Years	5 Years	Since Inception*
Composite	9.82%	5.57%	10.90%	22.73%	3.39%	5.62%	7.26%
MSCI World Index**	9.97%	-1.72%	4.54%	17.67%	-2.26%	-2.83%	0.68%
S&P 500 Index®***	12.59%	8.54%	12.04%	23.42%	3.87%	2.01%	4.13%

* The Composite commenced operations on January 1, 2006 and is composed of 300 accounts.

Calendar Year Performance	Composite	MSCI World Index**	S&P 500 Index®***
2011	3.62%	-7.61%	2.11%
2010	14.18%	9.55%	15.06%
2009	25.18%	26.98%	26.46%
2008	-33.26%	-42.08%	-37.00%
2007	24.76%	7.09%	5.49%
2006	14.39%	17.95%	15.79%

** The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

*** The S&P 500 Index® is an unmanaged capitalization-weighted index composed of 500 common stocks, which are chosen by Standard & Poor’s, a division of the McGraw-Hill Company (“S&P”). Returns reflect no deduction for fees, expenses or taxes.

The performance information shown above is designed to demonstrate the historical track record of the Sub-Advisor. The information does not represent the historical performance of the Fund and should not be considered a substitute for the Fund’s performance or a prediction of the Fund’s future prediction of its future performance. Performance will vary based on many factors, including market conditions, the composition of the Fund’s holdings and the Fund’s expenses. The information was prepared by the Sub-Advisor and taken from publicly available sources. The Fund believes that such information is reliable, but does not guarantee its accuracy, timeliness or completeness. In addition, the information presented is current as of the date shown but may not be current as of the date you review it.

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Baldwin Brothers Inc

Christopher de Roetth, Partner, Account Management. Mr. de Roetth has been in the investment business since 1983, having started his career at Detroyat Associates, an investment research firm in France. He returned to the United States and worked at the investment bank, Alex, Brown & Sons, from 1988-1999, and at Deutsche Bank, which bought Alex, Brown in 1999, as a Managing Director in Institutions & Corporates. Since 1999, Mr. de Roetth has been managing macro/theme based and environmental/social global public equity portfolios. Mr. de Roetth joined Baldwin Brothers Inc full time in 2011, previously working as a sub-advisor for the Highwater Global and What If? Funds. Mr. de Roetth has a Bachelor of Arts degree from Vassar College.

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Community Capital Management Inc.

Barbara VanScoy, Principal and Director of Research. Ms. VanScoy is responsible for fixed income and community development research and client portfolio management. Ms. VanScoy has served as Principal and Director of Research since August 30, 1999. Prior to joining Community Capital, Ms. VanScoy was Director of Mortgage Research at SunCoast Capital Group, Ltd. Ms. VanScoy has 19 years of experience in fixed-income securities.

Michelle Rogers, Executive Vice President and Senior Portfolio Manager. Ms. Rogers is primarily responsible for client portfolio management and overseeing trading functions of the firm’s products. She is also involved in portfolio research and new business development. Ms. Rogers was previously a Fixed Income Specialist at Wachovia Bank responsible for expanding and cross-selling products to new and existing clients. She began her investment career in 1993 and is an associate member of the CFA Institute and the CFA Society of South Florida.

Julie Egan, Senior Vice President and Portfolio Manager. Ms. Egan is primarily responsible for municipal credit analysis and research. She also works with the portfolio management team in structuring new deals on behalf of clients. Ms. Egan joined Community Capital Management Inc. in 2009. From 2000 to 2009, Ms. Egan was a Senior Municipal Research Analyst and Director at Evergreen Asset Management Corporation, Wachovia’s asset management arm. Prior to that, she was a Senior Municipal Research Analyst for John Nuveen & Company, Inc. in Chicago.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund is available in the SAI.

OTHER SERVICE PROVIDERS

Foreside Fund Services, LLC (the “Distributor”) is the principal underwriter and distributor of the Fund’s shares. The Distributor’s principal address is Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor will not distribute shares in less than whole Creation Units, and it does not maintain a secondary market in the shares. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor is not affiliated with the Advisor, The Bank of New York Mellon, or their affiliates.

The Bank of New York Mellon, located at 101 Barclay Street, New York, New York 10286, serves as the administrator, custodian, transfer agent and fund accounting agent for the Fund.

Morgan, Lewis & Bockius LLP, located at 1111 Pennsylvania Avenue, N.W., Washington, D.C. 20004, serves as legal counsel to the Fund.

Tait, Weller & Baker LLP, located at 1818 Market Street, Philadelphia PA 19103, serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

SHAREHOLDER INFORMATION

CALCULATING NET ASSET VALUE (NAV)

The Fund calculates NAV by: (i) taking the current market value of its total assets; (ii) subtracting any liabilities; and (iii) dividing that amount by the total number of shares owned by shareholders.

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The Fund calculates NAV once each business day as of the regularly scheduled close of normal trading on the New York Stock Exchange, LLC (“NYSE”) (normally, 4:00 p.m., Eastern Time). The NYSE is typically closed on weekends and most national holidays.

In calculating NAV, the Fund generally values its portfolio investments at market price. If market prices are unavailable or the Fund thinks that they are unreliable, or when the value of a security has been materially affected by events occurring after the relevant market closes, the Fund will price those securities at fair value as determined in good faith using methods approved by the Board.

The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.

More information about the valuation of the Fund’s holdings can be found in the SAI.

Share Trading Prices

The prices of the Fund’s shares are based on market price, which may differ from the Fund’s daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors. The Exchange intends to disseminate the approximate value of the portfolio underlying a share of the Fund every fifteen seconds. This approximate value should not be viewed as a “real-time” update of the NAV of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day. The Fund is not involved in, or responsible for, the calculation or dissemination of such values and makes no warranty as to their accuracy.

PREMIUM/DISCOUNT INFORMATION

Information showing the number of days that the market price of the Fund’s shares was greater than the Fund’s NAV (i.e., premium) and the number of days it was less than the Fund’s NAV (i.e., discount) for various time periods is available by visiting the Fund’s website at www.advisorshares.com.

DIVIDENDS AND DISTRIBUTIONS

The Fund pays out dividends, if any, to shareholders at least annually. The Fund distributes its net capital gains, if any, to shareholders annually.

ACTIVE INVESTORS AND Market timing

Shares of the Fund are listed for trading on the Exchange, which allows retail investors to purchase and sell individual shares at market prices throughout the trading day similar to other publicly traded securities. Because these secondary market trades do not involve the Fund directly, it is unlikely that secondary market trading would cause any harmful effects of market timing for example: dilution, disruption of portfolio management, increases in the Fund’s trading costs or realization of capital gains. The Board has determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of the Fund’s shares because the Fund sells and redeems its shares at NAV only in Creation Units pursuant to the terms of a Participant Agreement between the Distributor and an Authorized Participant, principally in exchange for a basket of securities that mirrors the composition of the Fund’s portfolio and a specified amount of cash. Direct trading by Authorized Participants is critical to ensuring that the Fund’s shares trade at or close to NAV. The Fund also imposes transaction fees on such Creation Unit transactions that are designed to offset the Fund’s transfer and other transaction costs associated with the issuance and redemption of the Creation Unit shares.

book entry

Shares are held in book-entry form, which means that no stock certificates are issued. DTC or its nominee, is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants (e.g., broker-dealers, banks, trust companies, or clearing companies). These procedures are the same as those that apply to any stocks that you hold in book entry or “street name” through your brokerage account.

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INVESTING IN THE FUND

For more information on how to buy and sell shares of the Fund, call the Trust at 877.THE.ETF1 (877.843.3831) or visit the Fund’s website at www.advisorshares.com.

DISTRIBUTION PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees to the Distributor and other firms that provide distribution services. The Fund will pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of its average daily net assets. If a service provider provides distribution services, the Distributor will, in turn, pay the service provider out of its fees.

No distribution fees are currently charged to the Fund; there are no plans to impose distribution fees, and no distribution fees will be charged for at least a year from the date of this Prospectus. However, to the extent distribution fees are charged in the future, because the Fund would pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and would increase the cost of your investment. At such time as distribution fees are charged, the Fund will notify investors by adding disclosure to the Fund’s website and in the Fund’s Prospectus. Any distribution fees will be approved by the Board.

ADDITIONAL TAX INFORMATION

The following is a summary of some important tax issues that affect the Fund and shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a detailed explanation of the tax treatment of the Fund, or the tax consequences of an investment in the Fund. More information about taxes is located in the SAI. You are urged to consult your tax adviser regarding specific questions as to federal, state and local income taxes.

Tax Status of the Fund

The Fund is treated as a separate entity for federal tax purposes and intends to qualify for the special tax treatment afforded to regulated investment companies (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). As long as the Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

Tax Status of Distributions

•	The Fund will, at least annually, distribute substantially all of its net investment income and net capital gains income.

•	The income dividends and short-term capital gains distributions you receive from the Fund will be taxed as either ordinary income or qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (lower rates apply to individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income. Dividends received by the Fund from an ETF taxable as a RIC are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such ETF. Absent further legislation income dividends will be subject to ordinary income rates of up to 39.6% for taxable years beginning after December 31, 2012.

•	Beginning in 2013, U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) will be subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares).

•	Any long-term capital gains distributions you receive from the Fund are taxable as long-term capital gains regardless of how long you have owned your shares. Long-term capital gains are currently taxed at a maximum rate of 15%. Absent further legislation, the maximum 15% rate applicable to long-term capital gains will cease to apply to taxable years beginning after December 31, 2012.

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•	Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares.

•	Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations.

•	Long-term capital gains distributions will result from gains on the sale or exchange of capital assets held by the Fund for more than one year.

•	Distributions paid in January but declared by the Fund in October, November or December of the previous year may be taxable to you in the previous year.

•	The Fund will inform you of the amount of your ordinary income dividends, income, foreign tax credits, and long-term capital gain distributions shortly after the close of each calendar year.

•	If you hold your shares in a tax-qualified retirement account, you generally will not be subject to federal taxation on Fund distributions until you begin receiving distributions from your retirement account. You should consult your tax adviser regarding the tax rules that apply to your retirement account.

Taxes on Exchange-Listed Share Sales

Currently, any capital gain or loss realized upon a sale of shares is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

Derivatives and Complex Securities

An ETF that the Fund invests in may invest in complex securities such as equity options, index options, repurchase agreements, foreign currency contracts, swaps, and futures contracts. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the ETFs are treated as ordinary income or capital gain, accelerate the recognition of income to the ETFs and/or defer the ETFs’ ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed by the Fund. Additional information regarding the ETFs’ investment in complex securities can be found in the SAI.

The Fund intends to qualify as a RIC under Subchapter M of the Code. In order for the Fund to qualify as a RIC, it must derive at least 90% of its gross income each taxable year from qualifying income, which is described in more detail in the SAI. The status of certain commodity-linked instruments as qualifying income has been addressed in Revenue Ruling 2006-1 and Revenue Ruling 2006-31 which provide that income from commodity-linked investments will not be considered qualifying income. The income from investments by the Fund in certain ETFs that provide exposure to or are otherwise linked to the returns of commodities or the commodities market may not produce qualifying income depending on the characteristics of such entity or instrument. As a result, the Fund will monitor the income it receives from its investment in such entities and instruments for compliance with the qualifying income requirement. If the Fund fails to meet the RIC qualification tests, the Fund may be subject to corporate level taxes unless it is eligible for certain relief provisions under the Code. The payment of such taxes would likely negatively affect the returns on the Fund.

Non-U.S. Investors

If you are not a citizen or permanent resident of the United States, the Fund’s ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. The Fund may, under certain circumstances, designate all or a portion of a dividend as an “interest-related dividend” that if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, provided that certain other requirements are met. The Fund may, under certain circumstances, designate all or a portion of a dividend as a “short-term capital gain dividend” which if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, unless the foreign person is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year. Absent future legislation, the exemption from the 30% U.S. withholding tax applicable to “interest-related dividends” and “short-term capital gain dividends” will cease to apply to taxable years beginning on or after January 1, 2012.

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In addition, beginning in 2013, a 30% U.S. withholding tax will be imposed on dividends and proceeds of sales paid to foreign shareholders if certain reporting requirements are not satisfied.

Backup Withholding

The Fund will be required in certain cases to withhold at applicable withholding rates and remit to the United States Treasury the amount withheld on amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, (3) who has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

The foregoing discussion summarizes some of the consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You should consult your personal tax adviser about the potential tax consequences of an investment in the Fund under all applicable tax laws.

FINANCIAL HIGHLIGHTS

The Fund’s Financial Statements and Annual Report to Shareholders will be available after the Fund has completed a full fiscal year of operations.

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AdvisorShares Global Echo ETF

Advisor	AdvisorShares Investments, LLC 2 Bethesda Metro Center, Suite 1330 Bethesda, Maryland 20814
Sub-Advisors

First Affirmative Financial Network, LLC

5475 Mark Dabling Boulevard, Suite 108,

Colorado Springs, Colorado 80918

Reynders, McVeigh Capital Management, LLC

121 High Street, 5th Floor

Boston, MA 02110

Baldwin Brothers, Inc.

204 Spring St.

Marion, MA 02738

Community Capital Management Inc.

2500 Weston Rd., Suite 101

Weston, FL 33331

Distributor	Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101
Legal Counsel	Morgan, Lewis & Bockius LLP 1111 Pennsylvania Avenue, N.W. Washington, D.C. 20004
Administrator, Custodian & Transfer Agent	The Bank of New York Mellon Corporation 101 Barclay Street New York, NY 10286

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ADDITIONAL INFORMATION

Additional and more detailed information about the Fund is included in the SAI dated September 28, 2011, as revised May 1, 2012. The SAI has been filed with the SEC and is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. The SEC maintains the EDGAR database on its website (“http://www.sec.gov”) that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. You may also review and copy documents at the SEC Public Reference room in Washington, D.C. (for information on the operation of the Public Reference Room, call 202.551.8090). You may request documents from the SEC by mail, upon payment of a duplication fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520 or by emailing the SEC at the following address: publicinfo@sec.gov.

You may obtain a copy of the SAI and the Annual and Semi-Annual Reports (once available), without charge by calling 877.843.3831, visiting the website at www.advisorshares.com, or writing to the Trust at 2 Bethesda Metro Center, Suite 1330, Bethesda, Maryland  20814. Additional information about the Fund’s investments will be available in the Annual and Semi-Annual Reports. Also, in the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

No one has been authorized to give any information or to make any representations not contained in this Prospectus or in the SAI in connection with the offering of Fund shares. Do not rely on any such information or representations as having been authorized by the Fund. This Prospectus does not constitute an offering by the Fund in any jurisdiction where such an offering is not lawful.

The Trust’s SEC Investment Company Act File Number is 811-22110.

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